Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: June 1 to June 30, 2017

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Footnote
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			See Declaration.
Cash disbursements journals		X
Statement of Operations	MOR-2	See MOR-1.		[2]
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			See Declaration.	[3]
Copies of tax returns filed during reporting period			See Declaration.	[3]
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Dennis Pyers	27 July 2017
Signature of Authorized Individual*	Date

Dennis Pyers	Interim CFO and CAO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

[1]	The debtors’ names are abbreviated in this report as follows:

Unilife Corporation - UC

Unilife Medical Solutions, Inc. - UMS

Unilife Cross Farm LLC - UCF

[2]	Post-petition, the Debtor began keeping its books on a cash basis. Accordingly, the Statement of Operations (MOR-2) and the Schedule of Cash Receipts and Disbursements (MOR-1) present the same information.
[3]	No tax returns, including IRS Form 6123, were filed during the period.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: June 1 to June 30, 2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

				BANK ACCOUNTS					CURRENT MONTH		CUMULATIVE FILING TO DATE
	UC			UMS			UCF		CONSOLIDATED		CONSOLIDATED
	OPERATING	OTHER	OPERATING	PAYROLL	UTILITY	OTHER	OPERATING	OTHER	ACTUAL	PROJECTED [1]	ACTUAL	PROJECTED [1]
CASH BEGINNING OF MONTH	$205,401	$136,162	$2,478,924	$0	$39,845	$35,278	$(297)	$—	$2,895,313	$2,453,929	$1,918,421	$1,746,545

RECEIPTS
CASH SALES	—	—	—	—	—	—	—	—	—	—	—	—
ACCOUNTS RECEIVABLE	—	—	35,067	—	—	—	—	—	35,067	117,267	481,847	479,993
LOANS AND ADVANCES	1,000,000	—	—	—	—	—	—		1,000,000	1,000,000	3,500,000	3,500,000
SALE OF ASSETS	—	—	—	—	—	—	—	—	—	—	—	—
OTHER (ATTACH LIST)	0	—	65,831	—	0	—	215	—	66,046	44,128	154,770	92,652
TRANSFERS (FROM DIP ACCTS)	—	—	545,000	656,959	—	—	114	—	1,202,073	—	5,189,246	—

TOTAL RECEIPTS	1,000,000	—	645,898	656,959	0.33	—	329	—	2,303,187	1,161,395	9,325,864	4,072,645

DISBURSEMENTS
NET PAYROLL & PAYROLL TAXES	—	—	226,237	656,959	—	—	—	—	883,196	946,757	2,136,341	2,180,216
SALES, USE, & OTHER TAXES	—	—	—	—	—	—	—	—	—	—	2,000	—
INVENTORY PURCHASES	—	—	—	—	—	—	—	—	—	—	—	—
SECURED/ RENTAL/ LEASES	—	—	107,747	—	—	—	—	—	107,747	40,905	282,193	267,931
INSURANCE	—	—	17,753	—	—	—	—	—	17,753	17,753	57,600	57,075
ADMINISTRATIVE	299	—	134,576	—	—	—	—	—	134,875	231,392	238,210	478,703
SELLING	—	—	28,578	—	—	—	—	—	28,578	—	46,398	—
OTHER (ATTACH LIST)	33,693	—	46,898	—	—	—	32	—	80,624	345,683	105,311	359,097

OWNER DRAW *	—	—	—	—	—	—	—	—	—	—	—	—
TRANSFERS (TO DIP ACCTS)	545,000	—	657,073		—	—	—	—	1,202,073	—	5,189,246	—

PROFESSIONAL FEES	508,333	—	—	—	—	—	—	—	508,333	508,333	951,666	951,666
U.S. TRUSTEE QUARTERLY FEES	—	—	—	—	—	—	—	—	—	—	—	—
COURT COSTS	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL DISBURSEMENTS	1,087,325	—	1,218,863	656,959	—	—	32	—	2,963,180	2,090,823	9,008,965	4,294,689

NET CASH FLOW	(87,325)	—	(572,965)	—	0.33	—	297	—	(659,993)	(929,428)	316,899	(222,044)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$118,076	$136,162	$1,905,958	$0	$39,846	$35,278	$(0)	$—	$2,235,320	$1,524,501	$2,235,320	$1,524,501

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
[1]	UPDATED CURRENT MONTH AND CUMMULATIVE PROJECTIONS PER SECOND AND THIRD AMENDED DIP BUDGETS (DOCKET NOS. 220 & 239)

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	$2,963,180
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$1,202,073
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$93,608
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$1,854,715

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: June 1 to June 30, 2017

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	UMS Petty Cash (Operating)		UMS Operating		UMS Operating		UMS Operating		UMS Operating		UMS Other - Savings		UMS Total Operating		UMS Utilities		UMS Payroll		UMS Other -PNC CD		UMS Restricted Bond
	#	n/a	#	0928	#	0570	#	3760	#	4310	#	1600		#	1951	#	6102 #			3480	#	n/a
BALANCE PER BOOKS		433		103,051		1,801,066		0		1,167		242	1,905,958		39,846		—			35,278		300,003
BANK BALANCE		433		141,370		1,801,066		0		1,167		242	1,944,277		39,846			—		35,278		300,003
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		—		—		—		—		—		—	—		—			—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)		—		(38,319)		—		—		—		—	(38,319)		—			—		—		—
OTHER (ATTACH EXPLANATION)		—		—		—		—		—		—	—		—			—		—		—
ADJUSTED BANK BALANCE *		$433		$103,051		$1,801,066		$0		$1,167		$242	$1,905,958		$39,846			$—		$35,278		$300,003
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount		Date	Amount	Date	Amount		Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount		Ch.#	Amount	Ch.#	Amount		Ck. #	Amount	Ck. #	Amount
			34233	17,753.01
			34234	7,697.75
			34235	4,224.07
			34236	1,857.83
			34237	2,123.27
			34238	2,786.86
			34239	24.34
			34240	166.79
			34241	263.04
			34242	251.64
			34243	162.47
			34244	106.00
			34245	315.00
			34246	587.13
OTHER
OTHER RECEIPTS
COBRA payments		$—		$11,011		$—		$—		$—		$—	$11,011		$—			$—		$—		$—
Interest		—		—		170		—		—		0	170		0			—		—		—
Sublease Payment		—		44,128		—		—		—		—	44,128		—			—		—		—
Refunds / Returned Checks		—		10,522		—		—		—		—	10,522		—			—		—		—
Reimbursements from former employees		—		—		—		—		—		—	—		—			—		—		—

Total		$—		$65,661		$170		$—		$—		$0	$65,831		$0			$—		$—		$—

OTHER DISBURSEMENTS:
Bank Fees		$—		$253.67		$—		$—		$263		$—	$517		$—			$—		$—		$—
Coffee for Break Room		13		—		—		—		—		—	13		—			—		—		—
Postage		3		—		—		—		—		—	3		—			—		—		—
ADP Fees		—		5,871		—		—		—		—	5,871		—			—		—		—
Solidworks License Renewal		—		40,495		—		—		—		—	40,495

Total		$15		$46,620		$—		$—		$263		$—	$46,898		$—			$—		$—		$—

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: June 1 to June 30, 2017

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	UC			UC			UC			UC	UC			UCF		UCF
	Operating			Operating			Operating			Total Operating	Other - AMEX CD			Operating		Restricted Escrow
	#	2022	#		6509	#		1693	#			1859-4	#		1933	#	0060
BALANCE PER BOOKS		$76,880			$40,954			$242		118,076		$136,162			$(0)		$1,829,734

BANK BALANCE		79,697			40,954			242		120,893		136,162			(0)		1,829,734
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		—			—			—		—		—			—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)		(2,817)			—			—		(2,817)		—			—		—
OTHER (ATTACH EXPLANATION)		—			—			—		—		—			—		—
ADJUSTED BANK BALANCE *		$76,880			$40,954			$242		$118,076		$136,162			$(0)		$1,829,734
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount		Date	Amount		Date	Amount			Date	Amount		Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount		Ch.#	Amount		Ck. #	Amount			Ck. #	Amount		Ck. #	Amount	Ck. #	Amount
	2484	2817.39

OTHER
OTHER RECEIPTS
Interest		$—			$—			$0		$0		$—			$—		$248
Refund of Bank Fees		—			—			—		—		—			215		—
Refund from ADP		—			—			—		—		—			—		—

Total		$—			$—			$0		$0		$—			$215		$248

OTHER DISBURSEMENTS
Bank Fees		$195			$—			$—		$195		$—			$32		$—
Share Registry Services		6,461			—			—		6,461		—			—		—
Postage		—			—			—		—		—			—		—
ADP Fees		—			—			—		—		—			—		—
Patent Filing Fees		27,037			—			—		27,037		—			—		—

Total		$33,693			$—			$—		$33,693		$—			$32		$—

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: June 1 to June 30, 2017

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

			Check		Amount Paid	Year-To-Date
Payee	Period Covered	Payor	Number	Date	Fees & Expenses	Fees & Expenses
Professional Fee Escrow Account [1]	05/01/17 - 05/31/17	Unilife Corporation	WIRE	06/14/17	$478,333	$891,666
SSG Capital Advisors	05/01/17 - 05/31/18	Unilife Corporation	WIRE	06/14/17	30,000	60,000

Total					$508,333	951,666

[a]	Funds wired to a professional fee escrow account maintained by Cozen O’Connor.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: June 1 to June 30, 2017

CASH DISBURSEMENTS JOURNAL

Date	Description	Amount	Check #	Payee
I. Case No. 17-10805 - Unilife Corporation, et al.
06/01/17	Corporate services	$299.00	2483	CT Corporation
06/08/17	Patent filing fees	3,239.19	Wire	CPA Global
06/13/17	Share Registry Services	6,461.29	Wire	Computershare Austral
06/14/17	May escrow payment	478,333.00	Wire	Cozen O’Connor
06/14/17	May escrow payment	30,000.00	Wire	SSG
06/28/17	Patent filing fees	11,373.70	Wire	Fisher Adams Kelly
06/28/17	Patent filing fees	2,817.39	2484	Fisher Adams Kelly
06/29/17	Patent filing fees	9,606.65	Wire	CPA Global
06/30/17	Bank fees	195.07	Bank	FNB

		542,325.29
PLUS: Estate Disbursements made by Outside Sources (i.e. from escrow accounts)
None.		—

Total - Case No. 17-10805 - Unilife Corporation, et al.		$542,325.29

II. Case No. 17-10806 - Unilife Medical Solutions, Inc.
06/01/17	KOP Rent and CAM charges for June	$107,747.33	ACH	KOP Warner
06/01/17	Credit Card Payment	44,679.07	Wire	American Express
06/01/17	Electrical service for York	15,764.45	34218	MET ED
06/01/17	Internet service monthly fee	12,774.54	34215	Level 3
06/01/17	SAP hosting monhtly fee	8,318.00	34214	Freudenburg IT
06/01/17	HRA funding for week ended 6/2	6,250.00	ACH	Highmark
06/01/17	Natural gas for York facility	4,360.87	34213	Direct Energy
06/01/17	Monthly mobile phone bill	3,673.13	34212	AT&T Mobility
06/01/17	Credit Card Payment	2,827.80	Wire	American Express
06/01/17	Monthly processing fee	1,215.40	ACH	Concur
06/01/17	Travel	1,025.50	34211	American Express
06/01/17	Elevator service for York	235.70	34221	ThyssenKrupp

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: June 1 to June 30, 2017

CASH DISBURSEMENTS JOURNAL (CONTINUED)

Date	Description	Amount	Check #	Payee
06/01/17	Document destruction service	175.36	34220	Shred-It
06/01/17	Postage meter service	163.61	34222	Francotyp-Postalia
06/01/17	Compressed air	151.05	34210	Airgas East, Inc.
06/01/17	Document destruction service	135.00	34219	Shred-It
06/01/17	Electrical service for York	5.01	34217	MET ED
06/01/17	Electrical service for York	4.65	34216	MET ED
06/02/17	Employee 401K contributions from 5/26 payroll	25,049.42	ACH	Fidelity
06/05/17	Postage	50.00	ACH	Postalia
06/07/17	Payroll funding for 6/9	211,979.02	Wire	ADP
06/08/17	Payroll Taxes withheld	116,525.28	ACH	ADP
06/08/17	HRA funding for week ended 6/9	6,302.13	ACH	Highmark
06/08/17	Product design program for customer device development work	5,550.00	ACH	Altium
06/14/17	Monthly benefits - medical	120,743.74	ACH	Highmark
06/14/17	Monthly benefits - dental	8,086.26	ACH	Delta Dental
06/14/17	Credit Card Payment	7,019.56	Wire	American Express
06/14/17	Monthly benefits - life	1,896.29	ACH	Unum
06/14/17	Credit Card Payment	1,020.44	Wire	American Express
06/15/17	HRA funding for week ended 6/16	4,716.71	ACH	Highmark
06/15/17	Sewer	2,280.00	34224	Conewago Twp
06/15/17	Data room service	1,334.70	34227	Merrill Communications
06/15/17	Telephone and conferencing services	452.63	34229	Premiere Global Service
06/15/17	Cell phone service	320.66	34231	Verizon Wireless
06/15/17	Shipping	313.64	34225	FED EX
06/15/17	Shipping	171.82	34230	UPS
06/15/17	Cell phone service	146.77	34232	Verizon Wireless
06/15/17	Credit Card Payment	64.00	34223	American Express
06/15/17	Electrical service for York	23.78	34228	MET ED
06/15/17	Electrical service for York	23.29	34226	MET ED
06/16/17	Employee 401K contributions from 6/9 payroll	24,015.99	ACH	Fidelity
06/20/17	Mowing for York	700.00	Cash	Cole
06/21/17	Payroll funding for 6/23	215,504.13	Wire	ADP
06/22/17	Payroll Taxes withheld	112,950.60	ACH	ADP

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: June 1 to June 30, 2017

CASH DISBURSEMENTS JOURNAL (CONTINUED)

Date	Description	Amount	Check #	Payee
06/22/17	HR consulting fee	5,000.00	ACH	Cynthia Lighty
06/22/17	HRA funding for week ended 6/23	3,042.57	ACH	Highmark
06/26/17	Solidworks license renewal	40,495.45	ACH	DesignPoint Solutions
06/26/17	Materials for customer programs	22,607.23	Wire	Bi-Link
06/26/17	Monthly insurance funding due 7/1	17,753.01	34233	Chubb
06/29/17	Telephone service	7,697.75	34234	8x8 Inx.
06/29/17	Monthly mobile phone bill	4,224.07	34235	AT&T Mobility
06/29/17	HRA funding for week ended 6/30	3,682.79	ACH	Highmark
06/29/17	Data room service	2,786.86	34238	Merrill Communications
06/29/17	Natural gas for York facility	2,123.27	34237	Direct Energy
06/29/17	Natural gas service for York	1,857.83	34236	Columbia Gas of PA
06/29/17	Document destruction service	263.04	34241	Shred-It
06/29/17	Water service	251.64	34242	York Water
06/29/17	Waste removal	166.79	34240	Republic
06/29/17	Water service	162.47	34243	York Water
06/29/17	Electrical service for York	24.34	34239	MET ED
06/30/17	Employee 401K contributions from 6/23 payroll	22,451.54	ACH	Fidelity
06/30/17	Monthly processing fee	5,870.94	ACH	ADP
06/30/17	KOP internet service	587.13	34246	Verizon
06/30/17	Materials for customer programs	315.00	34245	Uson
06/30/17	Bank fees	263.00	Bank	HSBC
06/30/17	Bank fees	253.67	Bank	FNB
06/30/17	Materials for customer programs	106.00	34244	M & Z Anodizing
06/30/17	Postage	2.67	Cash	USPS
06/30/17	Break Room	12.50	Cash	Coffee Vendor

		1,218,748.89
PLUS: Estate Disbursements made by Outside Sources (i.e. from escrow accounts)
None.		—

Total - Case No. 17-10806 - Unilife Medical Solutions, Inc.		$1,218,748.89

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: June 1 to June 30, 2017

CASH DISBURSEMENTS JOURNAL (CONTINUED)

III. Case No. 17-10807 - Unilife Cross Farm LLC
06/05/17	Bank Fees	$32.00

		32.00
PLUS: Estate Disbursements made by Outside Sources (i.e. from escrow accounts)
06/20/17	250 Cross Farm Lane Mortgage Payment	93,608.23

Total - Case No. 17-10807 - Unilife Cross Farm LLC		93,640.23

IV. Total Disbursements		$1,854,714.41

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: June 1 to June 30, 2017

BALANCE SHEET (MOR-3)

$ in 000s
ASSETS	UC		UMS		UCF		Eliminations		Consolidated
CURRENT ASSETS	Period	Petition	Period	Petition	Period	Petition	Period	Petition	Period	Petition
Unrestricted Cash and Equivalents	$254	$140	$1,982	$1,778	$—	$0	$—	$—	$2,236	$1,918
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—	300	300	1,830	2,120	—	—	2,130	2,420
Accounts Receivable (Net)	—	—	55	1,109	—	—	—	—	55	1,109
Notes Receivable	—	—	—	—	—	—	—	—	—	—
Inventories	—	—	95	95	—	—	—	—	95	95
Prepaid Expenses	272	396	310	825	35	78	—	—	616	1,299
Professional Retainers	398	398	—	—	—	—	—	—	398	398
Other Current Assets (attach schedule)	—	—	251	251	—		—	—	251	251

TOTAL CURRENT ASSETS	924	934	2,992	4,358	1,865	2,198	—	—	5,780	7,489

PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—	—	—	47,614	47,614	—	—	47,614	47,614
Machinery and Equipment	—	—	58,843	58,843	—	—	—	—	58,843	58,843
Furniture, Fixtures and Office Equipment	—	—	1,347	1,347	39	39	—	—	1,386	1,386
Leasehold Improvements	—	—	437	437	—	—	—	—	437	437
Vehicles	—	—	32	32	—	—	—	—	32	32
Less Accumulated Depreciation & Impairment	—	—	(51,978)	(50,781)	(5,286.46)	(5,037)	—	—	(57,264)	(55,818)

TOTAL PROPERTY & EQUIPMENT	—	—	8,682	9,879	42,366	42,615	—	—	51,048	52,494

OTHER ASSETS
Loans to Insiders*	—	—	—	—	—	—	—	—	—	—
Other Assets (attach schedule)	—	—	—	—	—	—	—	—	—	—

TOTAL OTHER ASSETS	—	—	—	—	—	—	—	—	—	—

TOTAL ASSETS	924	934	11,674	14,237	44,231	44,813	—	—	56,828	59,984

LIABILITIES AND OWNER EQUITY	UC		UMS		UCF		Eliminations		Consolidated
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)	Period	Petition	Period	Petition	Period	Petition	Period	Petition	Period	Petition
Accounts Payable	17	—	228	—	—	—	—	—	245	—
Taxes Payable (refer to FORM MOR-4)	—	—	107	—	—	—	—	—	107	—
Wages Payable	—	—	117	—	—	—	—	—	117	—
Notes Payable (Intercompany) [1]	(1,270)	—	1,270	—	—	—	—	—	—	—
Rent / Leases - Building/Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt / Adequate Protection Payments	3,500	—	—	—	—	—	—	—	3,500	—
Professional Fees	—	—	—	—	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—	—	—	—	—
Other Postpetition Liabilities (attach schedule)	—	—	—	—	—	—	—	—	—	—

TOTAL POSTPETITION LIABILITIES	2,247	—	1,722	—	—	—	—	—	3,969	—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt [1]	129,679	130,804	132,429	133,554	100,436	100,623	(215,056)	(217,492)	147,489	147,489
Priority Debt [2]	—	—	306	385	16	16	—	—	321	401
Unsecured Debt [3], [4]	5,032	5,032	262,437	262,437	43,326	43,326	—	—	310,795	310,795

TOTAL PRE-PETITION LIABILITIES	134,711	135,836	395,172	396,376	143,778	143,965	(215,056)	(217,492)	458,606	458,685

TOTAL LIABILITIES	136,958	135,836	396,894	396,376	143,778	143,965	(215,056)	(217,492)	462,575	458,685

OWNER EQUITY
Common Stock	(1,264)	(1,264)	(11)	(11)	—	—	—	—	(1,275)	(1,275)
Treasury Stock	—	—	(819)	(819)	—	—	—	—	(819)	(819)
Additional Paid-In Capital	278,277	278,277	(29,607)	(29,607)	(86,772)	(86,772)	—	—	161,898	161,898
Accumulated Other Comprehensive Income - Pre-petition	—	—	(128)	(128)	—	—	—	—	(128)	(128)
Retained Earnings - Pre-Petition	(411,915)	(411,915)	(351,574)	(351,574)	(12,380)	(12,380)	215,056	217,492	(560,814)	(558,377)
Retained Earnings - Postpetition	(1,132)	—	(3,081)	(0)	(396)	—	—	—	(4,609)	(0)
Adjustments to Owner Equity (attach schedule)	—	—	—	—	—	—	—	—	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—	—	—	—	—	—	—	—	—
NET OWNER EQUITY	(136,035)	(134,902)	(385,220)	(382,139)	(99,548)	(99,152)	215,056	217,492	(405,747)	(398,701)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$924	$934	$11,674	$14,237	$44,231	$44,813	$—	$—	$56,828	$59,984

*	“Insider” is defined in 11 U.S.C. Section 101(31).
[1]	During the period, UMS invoiced Amgen, Inc. for $1,125,000 for pre-petition products and services. The full amount of the invoice was offset against Amgen, Inc.‘s Senior Secured Convertible Notes included in both UC and UMS pre-petition secured debt. The offset also decreased the intercompany payable UMS owes UC in same amount.
[2]	Cross Farm LLC paid the monthly mortgage payment on 250 Cross Farm Lane from the escrow account under control of FNB.
[3]	Paid certain priority wage claims per Court Order.
[4]	Consolidated pre-petition unsecured debt includes uneliminated intercompany payable claims. As per bankruptcy schedules, net intercompany receivables booked at $0.
[5]	Added $253,999 in pre-petition invoices to the scheduled amount of UMS pre-petition unsecured debt. Reduced scheduled UMS pre-petition unsecured debt by $17,743.01 for post-petition amounts included in pre-petition balance for Chubb & Son. Further reduced scheduled amount of UMS pre-petition debt for severance overstated by $18,846.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: June 1 to June 30, 2017

BALANCE SHEET (MOR-3) (CONTINUATION SHEET)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
Security Deposits	250,511.20	250,511.20

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: June 1 to June 30, 2017

STATUS OF POSTPETITION TAXES (MOR-4)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$46,429	$120,853	$114,481	6/9/17; 6/23/17	WIRE	$52,801
FICA-Employee	17,681	45,993	43,278	6/9/17; 6/23/17	WIRE	20,396
FICA-Employer	17,639	45,676	43,072	6/9/17; 6/23/17	WIRE	20,243
Unemployment	5	1	7	6/9/17; 6/23/17	WIRE	—
Income	—	—	—			—
Other:	—	—	—			—

Total Federal Taxes	81,754	212,524	200,838			93,440

State and Local
Withholding	11,051	29,561	27,556	6/9/17; 6/23/17	WIRE	13,056
Sales	—	—	—			—
Excise	—	—	—			—
Unemployment	189	501	470	6/9/17; 6/23/17	WIRE	220
Real Property	—	—	—			—
Personal Property	—	—	—			—
Other: State Disability Insurance	226	391	612	6/9/17; 6/23/17	WIRE	5
Total State and Local	11,466	30,453	28,638			13,281

Total Taxes	$93,220	$242,977	$229,476			$106,721

SUMMARY OF UNPAID POSTPETITION DEBTS (MOR-4)

Attach aged listing of accounts payable.

Unilife Corporation:

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	—	2,431	6,022	8,473	—	16,926
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—

Total Postpetition Debts	—	2,431	6,022	8,473	—	16,926

Unilife Medical Solutions, Inc.:

			Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	6,419	145,402	42,234	30,364	3,710	228,130
Wages Payable	117,359	—	—	—	—	117,359
Taxes Payable	106,721	—	—	—	—	106,721
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—

Total Postpetition Debts	230,500	145,402	42,234	30,364	3,710	452,210

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: June 1 to June 30, 2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$749,699
+ Amounts billed during the period	(353,793)[1]
- Amounts collected during the period	(35,067)

Total Accounts Receivable at the end of the reporting period	360,839

Accounts Receivable Aging	Amount
0 - 30 days old	309,905
31 - 60 days old	20,000
61 - 90 days old	—
91+ days old	30,934

Total Accounts Receivable	360,839
Amount considered uncollectible (Bad Debt)	(305,751)

Accounts Receivable (Net)	$55,088

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

[1]	Through negotiation with Amgen, Inc., the Debtors reduced accounts receivable owed by Amgen by approximately $424,000. UMS also accrued approximately $70,000 in accounts receivable relating to other customers.